Exhibit 10.2

EXECUTION COPY

FIFTH AMENDMENT

FIFTH AMENDMENT, dated as of May 1, 2003 (this “Amendment”), to the CREDIT AND GUARANTEE AGREEMENT, dated as of October 24, 2000 (as amended, supplemented or otherwise modified, the “Credit and Guarantee Agreement”), among NORTHWEST AIRLINES CORPORATION, a Delaware corporation (“Holdings”), NORTHWEST AIRLINES HOLDINGS CORPORATION, a Delaware corporation (“NWAC”), NWA INC., a Delaware corporation (“NWA”) (Holdings, NWAC and NWA collectively referred to hereafter as the “Guarantors”), NORTHWEST AIRLINES, INC., a Minnesota corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit and Guarantee Agreement (the “Lenders”), CREDIT LYONNAIS NEW YORK BRANCH and ABN AMRO BANK N.V., as co-documentation agents (in such capacities, the “Co-Documentation Agents”), CITICORP USA, INC. and U.S. BANK NATIONAL ASSOCIATION, as co-arrangers (in such capacities, the “Co-Arrangers”), DEUTSCHE BANK TRUST COMPANY AMERICAS (f/k/a Bankers Trust Company), as syndication agent (in such capacity, the “Syndication Agent”), JPMORGAN CHASE BANK, as administrative agent (in such capacity, the “Administrative Agent”), and J.P. MORGAN SECURITIES INC. and DEUTSCHE BANK SECURITIES INC., as joint lead arrangers and joint bookrunners (in such capacities, the “Joint Lead Arrangers”).

W I T N E S S E T H:

WHEREAS, the Guarantors, the Borrower, the Lenders, the Administrative Agent, the Co-Documentation Agents, the Co-Arrangers, the Syndication Agent and the Joint Lead Arrangers are parties to the Credit and Guarantee Agreement; and

WHEREAS, the Borrower and the Guarantors have requested that the Credit and Guarantee Agreement be amended as set forth herein;

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

SECTION 1.           Defined Terms.  Terms defined in the Credit and Guarantee Agreement and used herein shall have the meanings given to them in the Credit and Guarantee Agreement.

SECTION 2.           Amendment to Section 7.1 (Financial Condition Covenants).  Section 7.1(b) of the Credit and Guarantee Agreement is hereby amended and restated to read in its entirety as follows:

“(b)  Consolidated EBITDAR to Consolidated Fixed Charges.  Permit the ratio of Consolidated EBITDAR to Consolidated Fixed Charges for (i) the three-month period ended on June 30, 2004, (ii) the six-month period ended on September 30, 2004, (iii) the nine-month period ended December 31, 2004, (iv) the twelve-month period ended March 31, 2005 or (v) after March 31, 2005, any period of four consecutive fiscal quarters ended on the last day of any fiscal quarter, in each case to be less than 1.00 to 1.00.”

SECTION 3.           Conditions to Effectiveness of this Amendment.

This Amendment shall become effective on the date (the “Amendment Effective Date”) on which the following conditions precedent have been satisfied:

(a)  the Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by (i) the Borrower, (ii) the Guarantors and (iii) the Required Lenders; and

(b)  the Borrower shall have paid to the Administrative Agent, for the account of each Lender which executes and delivers this Amendment prior to 5:00 p.m., New York City time, May 13, 2003, an amendment fee in an amount equal to the Amendment Fee Percentage (as defined below) of the sum of (i) the Five-Year Revolving Commitment of such Lender, (ii) the Tranche B Revolving Commitment of such Lender, and (iii) the aggregate principal amount of any Term-Out Loans of such Lender then outstanding, in each case as of the Amendment Effective Date.  As used herein, the “Amendment Fee Percentage” shall mean the percentage separately disclosed to the Lenders in connection with this Amendment as the basis upon which the Amendment Fee Percentage shall be calculated.

SECTION 4.           Payment of Expenses.  The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment and any other documents prepared in connection herewith, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

SECTION 5.           Miscellaneous.

(a)           Effect.  Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Loan Documents shall remain unamended and not waived and shall continue to be in full force and effect.

(b)           Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

(c)           Severability.  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(d)           Integration.  This Amendment and the other Loan Documents represent the agreement of the Loan Parties and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Lenders relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

(e)           GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

NORTHWEST AIRLINES CORPORATION

By:	/s/ Daniel B. Matthews
Name:	Daniel B. Matthews
Title:	Senior Vice President & Treasurer

NORTHWEST AIRLINES HOLDINGS CORPORATION

By:	/s/ Daniel B. Matthews
Name:	Daniel B. Matthews
Title:	Senior Vice President & Treasurer

NWA INC.

By:	/s/ Daniel B. Matthews
Name:	Daniel B. Matthews
Title:	Senior Vice President & Treasurer

NORTHWEST AIRLINES, INC.

By:	/s/ Daniel B. Matthews
Name:	Daniel B. Matthews
Title:	Senior Vice President & Treasurer

JPMORGAN CHASE BANK, as Administrative Agent and as a Lender

By:	/s/ Matthew H. Massie
Name:	Matthew H. Massie
Title:	Managing Director

ABN AMRO Bank, N.V., Lender

By:	/s/ Thomas K. Peterson
Name:	Thomas K. Peterson
Title:	Senior Vice President Diversified Industries Central

By:	/s/ W.P. Fischer
Name:	W.P. Fischer
Title:	Senior Vice President

THE BANK OF TOKYO-MITSUBISHI, LTD., CHICAGO BRANCH

By:	/s/ Schinichiro Munechika
Name:	Shinichiro Munechika
Title:	Deputy General Manager

BNP PARIBAS

By:	/s/ Brian F. Hewett
Name:	Brian F. Hewett
Title:	Director

By:	/s/ Christine L. Howatt
Name:	Christine L. Howatt
Title:	Director

CHANG HWA COMMERCIAL BANK LTD., NEW YORK BRANCH

By:	/s/ Ming-Hsien Lin
Name:	Ming-Hsien Lin
Title:	VP & General Manager

CHINATRUST COMMERCIAL BANK

By:	/s/ Eric Kan
Name:	Eric Kan
Title:	Senior Vice President

CREDIT LYONNAIS, NEW YORK BRANCH

By:	/s/ Brian Bolotin
Name:	Brian Bolotin
Title:	Vice President

CREDIT SUISSE FIRST BOSTON acting through its Cayman Islands Branch

By:	/s/ Joseph Adipietro
Name:	Joseph Adipietro
Title:	Director

By:	/s/ Doreen B. Welch
Name:	Doreen B. Welch
Title:	Associate

DEUTSCHE BANK TRUST COMPANY AMERICAS (f/k/a Bankers Trust Company)

By:	/s/ Marguerite Sutton
Name:	Marguerite Sutton
Title:	Vice President

KREDITANSTALT FUR WIEDERAUFBAU

By:	/s/ Susanne Hockmann
Name:	Susanne Hockmann
Title:	Vice President

By:	/s/ Petra Schoberth
Name:	Petra Schoberth
Title:	Senior Project Manager

THE ROYAL BANK OF SCOTLAND plc

By:	/s/ David Apps
Name:	David Apps
Title:	Senior Vice President

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Mary H. Carey
Name:	Mary H. Carey
Title:	Assistant Vice President

UNION PLANTERS BANK

By:	/s/ Shea Buchignani
Name:	Shea Buchignani
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, Lender

By:	/s/ Mark R. Olmon
Name:	Mark R. Olmon
Title:	Senior Vice President

DRESDNER BANK AG NEW YORK AND GRAND CAYMAN BRANCHES

By:	/s/ Thomas R. Brady
Name:	Thomas R. Brady
Title:	Director

By:	/s/ Phillip Gass
Name:	Phillip Gass
Title:	Associate

FIRST COMMERCIAL BANK, NEW YORK AGENCY

By:	/s/ Bruce M.J. Ju
Name:	Bruce M.J. Ju
Title:	VP & General Manager

HUA NAN COMMERCIAL BANK, LTD. NEW YORK AGENCY

By:	/s/ Yun-Peng Chang
Name:	Yun-Peng Chang
Title:	General Manager & S.V.P.

CITIBANK N.A.

By:	/s/ Gaylord C. Holmes
Name:	Gaylord C. Holmes
Title:	Director

MIZUHO CORPORATE BANK, LTD.

By:	/s/ Raymond Ventura
Name:	Raymond Ventura
Title:	Senior Vice President

MITSUBISHI TRUST & BANKING CORPORATION

By:	/s/ Ryo Magome
Name:	Ryo Magome
Title:	Senior Vice President

SUMITOMO MITSUI BANKING CORPORATION (f/k/a THE SAKURA BANK, LTD)

By:	/s/ Suresh Tata
Name:	Suresh Tata
Title:	Senior Vice President

MORGAN STANLEY SENIOR FUNDING, INC.

By:	/s/ Michael A. Hart
Name:	Michael A. Hart
Title:	Vice President